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                                                                   Exhibit 10.11

                             TARGUN PROPERTIES, INC.
                            LEASE & SERVICE AGREEMENT


This agreement is made on this 1st day of October between TARGUN PROPERTIES, INC., an Arizona Corporation (hereinafter referred to as "Lessor"), and NATIONAL SCIENTIFIC CORPORATION, an Arizona Corporation, (hereinafter referred to as "Lessee"). Lessor has entered into a lease for the space described below:

        Suite E-160, Offices# 21, 23, 27, 28, 29 & 30
        4455 E Camelback Rd.
        Phoenix, Arizona  85018

Lessee desires to lease from Lessor a certain portion of Suite E-160 for the purpose of conducting Lessee's business together with the rights in common to the "Common Areas" of the Suite.

In consideration of the covenants and promises each to the other made herein, the parties hereto agree as follows:

1. PREMISES. In consideration of the rents and covenants to be paid and performed by Lessee, Lessor does hereby lease to Lessee, and Lessee does hereby hire from Lessor, upon the terms and conditions hereinafter set forth, Office Numbers 21, 23, 27, 28, 29 & 30 within the Suite E-160 (The Park Executive Suites) located at 4455 Camelback Rd. (hereinafter the
"Premises"). All of the property at 4455 E. Camelback Rd., Phoenix, Arizona 85018, including, but not limited to, the buildings, equipment rooms, grounds, walls, parking areas and driveways is hereinafter referred to as The Suites.

      A. An exclusive right to occupy offices numbered 21, 23, 27, 28, 29 & 30. Said office will be occupied by no more than four (4) persons. If any additional persons occupy the office, Lessee shall pay to Lessor an additional (Fifty dollars) $50.00 per month for each additional person who occupies the office.

      B. A non-exclusive right in common with other Lessees, their associates, arid other parties contracting with Lessor to the use of services offered by Lessor and to the use of the common areas of the Premises, including but not limited to the reception area, amenities, copy machine room, conference room, and corridors, as provided by Lessor on this floor in the Suite.

2.    TERM.

      A. The term shall commence on October 1, 2000, and terminate on September 30, 2001, subject to the provisions hereinafter provided.

      B. If the Premises are not ready for occupancy on the commencement date of the Lease, this Lease shall remain in full force and effect. Lessee should physically inspect the Premises to verify that the Premises will be ready on any promised date. Lessor shall not be liable to Lessee for any loss or damages resulting from the Premises not being ready for occupancy on the commencement date of this Lease, and the term (Or any rent increase date

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herein) shall not be extended, but in such event all rent shall be abated during the period between the commencement of the said Term arid the time when the Premises are available to Lessee, the term of the Lease shall commence, and rent shall commence without any deduction or offset, on the date Lessee moves into the leased space or has a telephone installed, whichever occurs first.

      C. Either party may terminate this Lease at the expiration of the term set forth herein. Lessee must give thirty (30) days written notice to Lessor of Lessee's intent to terminate the Lease at the expiration of the term. If Lessee vacates said premises before the expiration date, Lessee will be held responsible to Lessor for all rent owed until specified termination date. If Lessee does not renew Lease or sign a new tease prior to the expiration of Lease, Lessor reserves the right to immediately terminate rental and serve an immediate eviction notice. Also, if Lessee fails to give thirty (30) day Written notice of his intent to vacate the premises at the end of the term, Lessee will automatically be considered a month-to-month tenant and will be responsible for the current market rental rate of the premises decided at Lessor's discretion, until such time that Lessee does give thirty (30) days written notice of Lessee's intent to vacate premises.

3. RENT. Lessee agrees to pay to Lessor (as rental for the Premises described in Paragraph I hereof) the following monthly sum of:

          $     4,190.00     Base Rent             $     100.56             State Rental Tax
           -----------------                        -----------------------

          $                  Telephone Rent        $                        Other
           -----------------                        -----------------------
          $                  Telephone Answering   $                        Other
           -----------------                        -----------------------
          $                  Furniture Rental      $     130.00             Covered  Parking
           -----------------                        -----------------------

                                  $     4,420.56     TOTAL MONTHLY RENTAL
                                   -----------------


All rents shall be due and payable on the first of each month. Rents become delinquent after the 5th of each month at which time Lessee is considered in default of Lease and is responsible for any and all penalties set forth herein as described in paragraph 12 of Lease.

4. SECURITY DEPOSIT. Upon execution of this Lease by Lessee, Lessee will submit a security deposit in the amount of $250.00, $100.00 of which is non-refundable per office.

      A. Lessee's security deposit represents a bond on the part of the Lessee for the faithful performance of the provisions of this Lease. The security deposit will not be interest bearing to Lessee and may be commingled by Lessor with other funds of Lessor. The security deposit will not and shall not be applied as rent by Lessor or Lessee, and shall be retained by Lessor during Lessee's tenancy. If Lessee remains in the Premises after the expiration date of the Lease, the security deposit will be retained by Lessor until Lessee's security deposit as is reasonably necessary to remedy and defaults of Lessee in the payment of rent, to repair damages to the Premises caused by the Lessee, and the parties expressly agree that the security deposit is made for all the aforesaid specific purposes. If the space rented has been previously occupied, Lessee acknowledges inspection of the carpeting, flooring, walls, wall coverings, ceiling, and door of the leased premises and acknowledges that there are no holes, stains or other damage

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thereto if not specified in detail at the bottom of the last page of this Lease.
If Lessee's space is not completed or available for inspection, Lessee has ten
(10) days after the commencement date of this Lease to send a letter via Certified Mail to lessor identifying any holes, stains, or other damages. If Lessee has paid all of the rent due under this Lease, Lessor shall return to Lessee the entire security deposit (less $100.00 for cleaning and painting and any offsets for damages) for each suite occupied by Lessee after sixty (60) days after Lessee moves out of the Premises. If any law exists or is enacted which contradicts any provision of these security deposit provisions, Lessor is not liable to Lessee for any damages unless Lessee sends Lessor by Certified Mail a copy of the applicable case of code and Lessor fails to cure same within seven
(7) days.

5. MASTER LEASE. Lessee recognizes that there is a Master Lease of which Lessee's office (s) is a portion, and Lessee shall have no greater rights to the use and occupancy of the Premises than Lessor has with the Building under Lessor's Master Lease. Lessee is bound to Lessor in the same manner as Lessor is bound to the Building with respect to all standard lease provisions, such as eminent domain, destruction of building, etc., as well as the rules and regulations of the Building. Lessee agrees to release and forever hold the Lessor harmless from any claim of damages, Liabilities or losses alleged or proven to be due, in whole or in part, to any dispute which might arise between Lessor and Landlord under the Master Lease. In the event of termination of the Master Lease, Lessee shall, at the option of Lessor's Landlord, attorn to Lessor's Landlord and recognize Lessor's Landlord as Lessor under this Sublease. This Paragraph does not obligate Lessee in any way to the Building or to anyone else, for anyone else's rent, or any payment whatever, except expressly set forth in this Agreement. Although Lessor's rent may be increased under the Master Lease if taxes, utilities or maintenance costs increase, Lessee's rent will not be increased during the term of this Lease (except otherwise provided in Paragraph 3 hereof).

      All reference to Lessee in the Agreement is to mean Sub-Lessee; reference to Lessor is to mean Sub-Lessor; and reference to Lease is to mean Sub-Lease.

6.    IMPROVEMENTS.

      A. Lessee may not make any improvements within the office leased herein without the written permission of Lessor.

      Lessee shall pay for any such improvements. Lessee may remove any improvements paid for by Lessee provided that Lessee repairs any holes, gaps or other damage to walls, ceiling, flooring or their coverings. Lessee will remove any improvements (other than additional, normal height electrical outlets) installed by Lessee and restore the Premises to the condition prior to Lessee's occupancy if the next tenant in that space objects to Lessee's improvements. Lessee may not remove any improvement for which Lessor contributed payment without Lessor's prior written consent. During the restoration period, Lessee shall pay rent to Lessor as provided herein as if said space were otherwise occupied by Lessee.

      B. If Lessee requires any additional air conditioning or electrical outlets of separate circuits for a computer or other office equipment, Lessee will be responsible for the entire cost thereof. Lessee will order all additional air conditioning or electrical work through, or with the approval of, the Building Manager.


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7.    REPAIRS. The Building which leases the Premises to Lessor is responsible for construction of the Premises and repairs to elevator, air conditioning, electrical, plumbing and structural supports under the Master Lease. Lessor is not liable to Lessee by reason of any defect, inadequacy, or insufficiency in same. Lessee may not deduct or offset any amount from rent due herein because of any problem regarding construction, repairs or lack thereof. Lessor will coordinate any repair or complaint of Lessee; however, any claim by Lessee with respect thereto shall be made solely against the Building and Lessor hereby assigns to Lessee, solely for the purpose of making and prosecuting any claim, repairs for dangerous conditions existing in the common areas within the Suite. Lessee is responsible for, and shall indemnify and hold Lessor harmless from and against, any damage to persons or property caused by Lessee, or Lessee's employees, agents, clients, guests or invitees. Lessee is not responsible for repairing wall holes from normal sized nails used to hang pictures.

8. UTILITIES, SERVICES, MAINTENANCE, AND CONSTRUCTION. Under Lessor's Master Lease, the Building provides utilities, services (janitorial, heat and air conditioning), and maintenance. Janitorial services include carpet vacuuming, but not shampooing. Heat and air conditioning is provided during generally recognized business days and hours; however, Lessee will have access to the Premises 24 hours a day, 7 days a week, subject to the Building's rules requiring proper identification after normal business hours. Lessor is not liable to Lessee by reason of any failure to provide, or the inadequacy of utilities, janitorial, heat or air conditioning services or maintenance. Lessor is not responsible for any negligence of the Building's agents, servants, or employees. Lessee may not deduct or offset any amount from rent due herein because of any problem regarding utilities, heat, air conditioning, janitorial services, maintenance services or defective construction of Premises. Upon request by Lessee, Lessor will write the Building regarding any complaint about maintenance or construction; however, any claim by Lessee with respect thereto shall be made by Lessee directly to the Building, under the Master Lease. Lessor is not responsible for maintaining, repairing, or cleaning the floor coverings, wall covering or venetian blinds within Lessee's Premises, other than normal janitorial service provided by the Building.

      A. EXTRAORDINARY CONSUMPTION OF SERVICES. Lessee shall not, without the written consent of Lessor, use any apparatus or device in the Premises, other than a reasonable number of small business machines, that will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space, or that will materially affect the temperature otherwise maintained by the air conditioning or heating system. In Lessor's sole discretion, Lessee agrees to pay promptly upon demand by Lessor all additional water or electric current consumed, plus any additional expenses incurred in keeping track of said consumption, including the cost of installing separate meters in and to the Leased Premises if Lessor deems it necessary.

9. TELEPHONE AND RECEPTION. Lessor agrees to provide telephone answering for one Line and reception service as reasonably required by Lessee from 8:00 a.m. to 5:00 p.m., Monday through Friday, nationally recognized holidays excepted. Additional lines will be answered at a cost of $25.00 per month per line. Lessee shall be responsible for its own telephone expense, and the installation and monthly service charges, if any, from the telephone company by reason of Lessee's Lines being connected to the reception desk and telephone room


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consoles, whether billed to Lessor or Lessee. Any telephone expense billed to
Lessor (including any telephone company double charge) shall be paid or reimbursed by Lessee to Lessor.

       If the telephone company does not install Lessee's phone on or before the commencement date of this Lease, the commencement date shall not be extended, nor shall rent be abated. Lessor will assist Lessee in ordering lines and equipment through Lessor's interconnect telephone company; however, it is Lessee's responsibility to make certain lines are installed in Lessee's office and to Lessor' central call director in a timely fashion.

      Lessee recognizes that telephone answering and reception services are never perfect and that even the best receptionists and telephone operators make mistakes. Lessor strives to provide excellent telephone answering and reception services; however, reception services are functions that are under the control of Lessee in that Lessee may perform either or both of these functions directly through Lessee's employees. Lessee hereby agrees to assume the risk of negligent (passive and/or active) performance of telephone answering id/or reception service. Lessee agrees that Lessor shall not be liable for any loss of business or damage of any sort occurring through or in connection with, or incidental to the furnishing of, or the failure to furnish, telephone answering or reception service. Further, Lessee agrees to indemnify, release and hold Lessor harmless from any loss, damage, claim or liability arising out of or in connection with any telephone answering and/or reception service provided or not provided by Lessor's employees to Lessee or to any caller, visitor or associate of Lessee. Lessor shall not be liable for any loss of business or damages of any sort for authorizing or permitting the telephone company to disconnect Lessee's telephone service if Lessee has not paid its telephone bill.

       Lessor acknowledges that Lessee's separate number connected to the central call director belongs to Lessee. If, upon termination of this Lease, the telephone company requires Lessor's signature to assign said telephone number to Lessee, Lessee may sign Lessor's name to the telephone company form.

       Lessee provides open message/mail slots for all tenants. Lessee acknowledges that Lessor is not responsible for loss or theft of messages or mail.

       Upon termination of this Lease, Lessor will write on all mail "Moved-Please Forward to Sender" and return such mail to the post office. Lessor will not store mail nor place a forwarding address on it unless Lessee pays the then-prevailing charge for said service.

10. PARKING. Lessee may have monthly parking in the Building's parking facilities, if any, according to the Building's rules, regulations and rates.

11. ANIMALS AND VEHICLES. Lessee will not bring, nor permit any of its visitors to bring, any animal (except seeing-eye dog), bicycle or other vehicle (except for a wheelchair) into the Suite.

12.   DEFAULT; REMEDIES.

      A. By Lessee. Lessee will be in default under the Lease if any of the following occurs:


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            1. If Lessee fails to pay the rent or make any other payment required by the Lease within three (3) working days after Lessor sends Lessee a written notice or demand for payment

            2. If on three or more occasions in any twelve month period Lessor does not receive either Lessee's regular monthly payment of rent and other regularly recurring charges on or before the first business day of the month or any other payment on or before the date it is due.

            3. If Lessee assigns the Lease or mortgages its interest in the Lease or sublets any part of the Premises.

            4. If Lessee abandons the Premises, or ceases to operate its business on the Premises, or becomes bankrupt or insolvent, or makes any general assignment of all or a substantial part of its property for the benefit of creditors, or if a receiver is appointed to operate Lessee's business or to take possession of all or a substantial part of Lessee's property.

            5. If Lessee fails to maintain the insurance as required by the Lease.

            6. If Lessee breaches any other provision of the Lease and fails to cure the breach within fifteen (15) days after Lessor sends written notice of the breach, or, if the breach cannot be cured within fifteen days, then if Lessee does not proceed with reasonable diligence to cure the breach within such additional time as may be reasonably necessary under the circumstances.

            7. If Lessee is disruptive and/or uses obscenities or vulgar language so as to disturb any of the other tenants or Lessor's employees.

      B. Lessor's Remedies. If Lessee is in default, then Lessor may take any of the following actions:

            1. Fees.

                  a. If rent and monthly service charges have not been received by the 5th of the month, a late charge of $30.00 will be charged.

                  b. If rent or monthly service charges have not been received by the 6th of the month, an additional late charge of $10.00 per day, or ten percent (10%) of the total monthly rental, whichever is greater, shall be charged until the rent and service charges, including the late charge, are paid in full.

                  c. If one or more checks are dishonored by Lessee's bank in a twelve (12) month period, Lessor may require, during the balance of the Lessee's tenancy, payment by cashier's check or money order. Lessee's failure to comply therewith will constitute a material breach and permit Lessor to terminate this Lease.


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                  d.    If a check is dishonored by Lessee's bank, a $50
                        returned check fee will be charged.

                  e. In the event that Lessee becomes delinquent in the payment or rent, or is unable to meet the monthly rental obligation on a timely basis requiring eviction, require cleaning and/or repairs at the expense of Lessor, Lessee agrees to pay all collection agency fees that are required for collection of Lessee's debt.

            2. Re-entry and repossession. Lessor may re-enter and take possession of all or any part of the Premises and remove Lessee and any person claiming under Lessee from the Premises, and without committing a trespass or becoming liable for any loss or damage that may be occasioned thereby. Lessor may also change the locks to the Premises without notice at Lessee's expense. Re-entry and repossession of the Premises will not by themselves terminate the Lease.

            3. Removal, storage and sale of property. Lessor may remove any property, including fixtures, from the Premises and store the same at Lessee's expense in a warehouse or any other location, or Lessor may lease the property on the Premises pending sale or other disposition. if Lessor leaves the property on the Premises or stores it at another location owned or controlled by Lessor, then Lessor may charge Lessee a reasonable fee for storing and handling the property comparable to what Lessor would have had to pay to a third party for such services. Lessor will not be liable under any circumstances to Lessee or to anyone else for any damage to the property. Lessor shall proceed to sell Lessee's property in accordance with Arizona law.

            4. Reletting the Premises. Lessor may relet the Premises at whatever rent and on whatever terms and conditions it deems advisable. The term of any new Lease may be shorter or longer than the remaining term of this Lease. In reletting the Premises, Lessor may make any alterations or repairs to the Premises it feels are necessary or desirable; may subdivide the Premises into more than one unit and lease each portion separately; may sell Lessee's improvements, fixtures and other property located on the Premises to the new tenant, or include such improvements, fixtures and property as part of the Premises without additional cost; may advertise the Premises for sale or lease; may hire brokers or other agents; and, may do anything else it deems necessary or helpful in reletting the Premises. Lessee will be liable to Lessor for all costs and expenses of the reletting including but not limited to rental concessions to the new tenant, broker's commissions and tenant improvements, and will remain liable for the rent and all other charges arising under the Lease, less any income received from the new tenant, unless the Lease is terminated as set forth below.

            5. Termination of Lease. Lessor may terminate the Lease at any time after Lessee defaults by sending a written notice to Lessee expressly stating that the Lease is being terminated. Termination will be effective on the date of the notice or on any other date set forth in the notice. Until Lessor sends Lessee such a notice, the Lease will remain in full force and effect, and Lessee will remain liable for paying the rent and other charges that come due under the Lease and for performing all other terms and conditions of the Lease. No other action taken by Lessor, including repossession of the Premises, removing or selling Lessee's separate

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property, reletting the Premises, or filing suit for possession or for damages, will terminate the Lease or release Lessee from its continuing liability for complying with its terms and conditions.

            6. Damages. Lessor may recover from Lessee all costs and expenses Lessor incurs as a direct or indirect consequence of Lessee's breach, including the cost of storing and selling Lessee's property, reletting the Premises, and bringing suit against Lessee for possession or damages. If Lessor made or paid for any improvements to the Premises, or granted Lessee any improvement allowance or credit against rent for Lessee's improvements, then Lessor shall also be entitled to recover the unamortized portion of the cost of such improvements or the amount of such allowance or credit, determined by multiplying the total amount of such cost or allowance or credit by a fraction, the denominator of which is the total number of months of the initial lease term and the numerator of which is the number of months of the term remaining at the time of Lessee's default. Also, if the Lease provides for any month during which no rent or a reduced rent is payable, or for any other rent concession to Lessee, then, upon default, Lessee shall become liable for the full amount of the monthly base rent, plus applicable taxes, for such months, and Lessor shall be entitles to recover as additional rent the amount that would have payable by Lessee for such months if the monthly base rent provided for had been payable throughout the entire term of the Lease. Unless Lessor terminates the Lease, Lessee will also remain liable for any difference between the rent and other charges called for by the Lease and the rent and other charges collected by Lessor from any new tenant. For any month in which or collects less from a successor tenant than is payable under this Lease, Lessor may demand that Lessee immediately make up the difference, and Lessor may bring suit against Lessee if Lessee fails to do so. If Lessor does terminate the Lease, then Lessee will no longer be liable on a continuing monthly basis for the rent and other charges that would have become due under the Lease thereafter, hut Lessee will remain liable for all sums accrued under the Lease to the date of termination, as well as for all costs and expenses incurred by Lessor, and any other damages sustained by Lessor, as a consequence of Lessee's breach. Also, Lessor may recover from Lessee the difference between the present value at the date of termination of the rent payable under law or in equity for breach of contract, damages or other appropriate relief. The rights and remedies described herein are cumulative, not exclusive, and Lessor's exercise of any one right or remedy will not preclude the simultaneous or subsequent exercise of any other right or remedy.

13. INDEMNIFICATION OF LESSOR; INSURANCE. Lessor shall not be liable or answerable to Lessee or any other person, firm or corporation for any injury or damage resulting from the condition, or any defect in, the Premises. Lessee agrees to indemnify Lessor against, and hold Lessor and the Premises and Building free and harmless from any and all penalties, costs, expenses (including attorney's fees), claims, demands and causes of action arising out of or in connection with (a) any accident or other occurrence in or on the facilities (including, without limiting the generality of the term "facilities~, stairways, passageways or hallways), the use of which Lessee may have in conjunction with other tenants of the Building, which such injury or damage shall be caused in part or in whole by the act, neglect, fault or omission of any duty with respect to the same by Lessee, its agents, servants, employees, invitees, permittees, customers, clients or guest, (b) the condition of, or and condition of, or any defect in, Lessee's fixtures or equipment or any part thereof, (c) the use or occupancy of the Premises by Lessee or any tenant of Lessee, or (d) any breach of this Lease by Lessee. Lessor is not liable for any lost or stolen items in the possession of Lessee's office.


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      Lessee agrees to and shall at its own cost and expense procure and maintain during the entire Lease Term and any extensions thereof comprehensive public liability insurance covering the Premises and their surrounding areas and naming Lessor as an additional Insured. The liability coverage under such insurance shall not be less than Five hundred Thousand Dollars ($500,000) for injury or death of one person in any one accident or occurrence; One Million Dollars ($1,000,000) for injury or death of more than one person in any one accident or occurrence; and One Hundred Thousand Dollars ($100,000) for property damage. The amounts of insurance coverage stated herein may be reduced by mutual agreement of the parties. Any such reduction must be stated in writing and executed F ~he parties. Lessee shall provide Lessor with certificates of such insurance evidencing Lessee's compliance. All policies of insurance also provide that such insurance will not be canceled, except after ten (10) days written notice to Lessor. The original of all policies shall remain in the possession of the Lessee, provided, however, that the Lessor shall be issued copies by a responsible company or companies authorized to do business in the State of Arizona. In no event shall the limits of said policies be considered as limiting the liability of Lessee to Lessor under the first section of this Paragraph 13.

14. USE OF PREMISES. Lessee shall not do or permit anything to be done which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein.

      Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the floor, or injure or annoy them, or use or allow the Premises to be sued for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. This prohibition includes, but is not limited to, loud music, other loud noises, burning incense or other offensive or objectionable odors.

      Lessee may use and occupy the leased Premises for general office use and for no other business or purpose without written consent of Lessor. Lessee shall, at its own expense, perform and fully satisfy all laws, statutes, and regulations which may relate to or affect the occupancy of the leased Premises or any governmental authorities having jurisdiction over the subject Premises.

15. KEYS. Lessor will supply one (1) key to the door of each office. Lessee will pay the Building's prevailing charge for elevator keys, security cards or keys to enter the building after normal business hours, or additional office keys. Lessor is not responsible for changing any lock. If the master key kept by Lessor's receptionist is stolen, lost or misplaced, Lessor is not responsible for changing Lessee's locks. Lessee understands that Lessor is not liable for thefts and Lessee may install a dead bolt lock on or change the tumbler to Lessee's office door (s) upon written approval of Lessor; in which event Lessee must give a copy of the key to Lessor to be used in emergencies and for maintenance purposes. Lessee agrees to return all keys to Lessor immediately upon vacating its office. Failure to return all keys immediately will result in a charge of Lessee for changing the locks, which will be an amount not less that Twenty-live Dollars ($25). Lessee agrees to pay this charge within ten (10) days of request by Lessor.


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16.   ENTRY BY LESSOR. Lessor shall have the right to enter the Premises at any time to inspect the same or to cure any default including a breach of the Building's rules and regulations), to supply any service to be provided by Lessor hereunder, to submit the Premises to prospective purchaser, tenants or mortgagees, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the building, without abatement of rent, necessary structures where reasonably required by the character work to be performed, always providing that the business of Lessee shall not be interfered with unreasonably. Lessee hereby waives any claim for damages for any injury, inconvenience or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by Lessor's entry for any of the aforesaid purposed.

       For each of the aforesaid purposes, Lessor shall at all times have and retain a key with which to unlock all of the doors upon the Premises, excluding Lessee's vaults, and Lessor shall have the right to use any and all means to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Lessor shall not under any circumstances constitute forcible or unlawful entry into or a detainer of the Premises or an eviction of Lessee from the Premises or any portion therefor. Lessor shall not be liable for the consequences of admitting by passkey, or refusing to admit to the Premises, Lessee or any agent or employee of Lessee.

17. LESSOR'S RIGHT TO CURE DEFAULTS. All convents and agreements to be performed by Lessee under any of the terms of the Lease shall be at its sole cost and expense and, except as otherwise specifically provided herein, without any abatement of rent If Lessee shall fail to pay any sum of money other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, Lessor may but shall not be obligated so to do, and without waiving any rights of Lessor or releasing Lessee from any obligations of Lessee hereunder, make such payment or perform such other act All sums so paid or expenses incurred by Lessor and all necessary incidental costs together with interest thereon at the rate of eighteen percent (18%) per annum from the date of such payment by Lessor shall be considered as rent owing hereunder and shall be payable to Lessor on demand or, at the option of Lessor, may be added to any rent then due or thereafter becoming due under this Lease. In addition, Lessor shall have the same right and remedies in the event of the nonpayment thereof be Lessee as in the case of default by lessee in the payment of any rent hereunder.

18. DELAYS, DEFAULT BY LESSOR. Lessor shall not be responsible for any delay or failure in the observance or performances of any term or condition of this Lease to be observed or performed by Lessor to the extent that such delay results from action or order of governmental authorities; civil commotions; strikes, fires, acts of God or the public enemy; act or default of any Lessee in the Building, inability to procure labor, material, fuel, electricity, or other forms of energy; or any other cause beyond the reasonable control of Lessor, whether or not similar to the matters herein specifically enumerated. Any delay shall extend by like time any period or performance by `or and shall not be deemed a breach of, or failure to perform, this Lease or any provisions thereof.

       In the event of any default under this Lease by Lessor, Lessee, before exercising any rights that it may have at law to cancel this Lease, shall have given notice of such default to Lessor and shall have offered Lessor a reasonable opportunity to correct and cure the default.

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
Lessee also agrees to give the holders of any mortgages or deeds of trust (mortgages), by registered mail, a copy of any notice of default served upon Lessor, provided that prior to such notice Lessee has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the addresses of such mortgagees. Lessee further agrees that if Lessor shall have failed to cure such default within the aforesaid time limit, then the mortgagees shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days any mortgagees has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

19. NOTICE TO LESSOR OR LESSEE. All notices required or desired to be given under this Lease must be in writing and shall he personally given or delivered by certified or registered mail addressed to the Lessee at the address of the Premises and to the Lessor at the address of the Suite in which the Premises are located. Personal delivery to the floor receptionist does not constitute notice to either Lessor or Lessee. Either party may, by written notice to the other, specify a different address for notice purposes.

20. TENANT HOLDOVER. In the event that Lessee, without the written consent of Lessor shall hold over the expiration of the term of this Lease, then Lessee hereby waives all notice to quit and agrees to pay Lessor, for the period that the Lessee is in possession after the expiration of this Lease, a monthly rental which is twice the total monthly rental payable pursuant to Paragraph 3 of this Lease, together with all damages sustained by Lessor on account of such holding over. If Lessee occupies any part of the Premises for any portion of any calendar month, Lessee will be liable for rent for the full calendar month. Lessee expressly agrees to hold Lessor harmless for all loss and damages, direct or consequential, which Lessor may suffer in defense of claims by other parties against Lessor arising out of the holding over by Lessee, including without limitation, attorney's fees which may be incurred by Lessor in defense of such claims. The foregoing provision shall not service as permission for Lessee to hold over nor serve to extend the term of this Lease. Acceptance of rent by the Lessor subsequent to the expiration of the term shall not constitute consent to any holding over.

21. TRANSFER OF LESSOR'S INTEREST. In the event Lessor transfers its reversionary interest in the Premises (other than a transfer for security purposes only), Lessor shall be relieved of all obligations accruing hereunder after the effective date of such transfer, including, but not limited to, the return of security deposits or other funds held by Lessor, provided that such obligations have expressly assumed in writing by the transferee, and Lessee agreed to attorn to the transferee.

      Lessee agrees at any time and from time to time at the request of Lessor, to execute, acknowledge and deliver to Lessor within ten (10) days from the date of said request, a statement in writing certifying that this Lease is unmodified and in full and effect (or if there have been modifications), and the dates to which the fixed rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser, mortgagee or assignee of any mortgage of the Premises.


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
22. RETURN OF POSSESSION. Lessee shall vacate the leased Premises in good order and repair in which such property was at the commencement of this Lease, ordinary wear and tear excepted. Lessee shall remove all its property no later than 5:00 p.m. on the day upon which this Lease or any extension thereof ends whether upon notice or by holdover or otherwise. Lessor shall have the same rights to enforce this covenant by ejectment and for damages or otherwise as for the breach of any other conditional therein, and remove from the leased Premises all property, materials or equipment installed by Lessee, provided that such property is removed without injury of the leased Premises.

23. CONFERENCE ROOM. Lessee may use the conference room(s) on a reserved basis or without reservation if not previously reserved. Lessee will not be allowed to request any standing or permanent reservation of the conference room(s). Lessee will pay the then-current rate for conference room usage over five (5) hours per calendar month per office leased. Any use of the conference room(s) by Lessee's visitors will be considered to be use by Lessee, whether or not Lessee is present at the time of such use, and Lessee will be responsible for any charges incurred for such use.

24. LESSOR'S EMPLOYEES. Lessee acknowledges that Lessor expends substantial amounts of money and effort to acquire, train and retain employees for the services provided to Lessee, including employment agency and training costs. Lessee agrees that during the term of, or any extension or renewal of, the Lease and for a period on one (1) year thereafter, Lessee will not hire or attempt to hire in any capacity whatever, full-time, part-time or on a work for hire basis, on behalf of itself or any person or entity by whom Lessee (if an individual) is employed, any employee of Lessor. This prohibition shall apply during the period of any such employee's employment by Lessor and for ninety (90) days thereafter. The parties agree that it would be very difficult to ascertain the damages suffered by Lessor for Lessee's breach of the provision. Therefore, it is agreed that in the event of a breach of this provision by Lessee, Lessee will pay to Lessor as liquidated damages, and not as a penalty, a sum of money equal to three (3) months pay for the subject employee at the rate paid by Lessor during such employee's last full month employment by Lessor.

25. ATTORNEY'S FEES. In the event it becomes necessary for either party to employ an attorney in order to enforce the terms of this Lease, or to protect the rights of either party hereunder, and such party is successful in an action in connection therewith, the other party agrees to pay such prevailing party the reasonable attorney's fees and legal costs incurred.

26. COVENANT NOT TO COMPETE. Tenant agrees that during the terms of this Lease, he shall not in or about the Premises, engage in the primary or incidental business of providing photocopy service, facsimile receipt and transmissions, secretarial services of any kind, or any similar services which are provided by Lessor for the benefit of its tenants.


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LESSEE:                                    LESSOR:
      /s/ L.L. Ross                        TARGUN PROPERTIES, INC.
------------------------------------
BY:         L.L. Ross                      BY:   /s/ Michael Targun
   ---------------------------                ---------------------

TITLE:      Chairman/CEO                   TITLE:      President
      ------------------------                   ---------------

S.S.#/TAX ID            86-087077
            ---------------------

HOME
ADDRESS:
        -------------------------

---------------------------------

---------------------------------

PHONE:
        -------------------------
DATE:
        -------------------------


                                       13
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                                 LEASE ADDENDUM



This amendment supplements and amends the provisions of the Lease Agreement dated August 7, 1998, by and between TARGUN PROPERTIES, INC. (Lessor") and, NATIONAL SCIENTIFIC CORPORATION ("Lessee"). In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Lease, this Amendment shall prevail.



                  LEASE ADDENDUM EXPIRING SEPTEMBER 30, 2001

        (initials)                                            /s/ MG (initials)
--------                                                      ------


      Effective Date:  February 12, 2001

As of February 12, 2001, National Scientific will occupy Office 24 at the rate of $910 per month until Unit 22 is available (estimated date of availability:
4/1/01) The security deposit from Unit 24 will be applied to Unit 22 upon occupation. The Monthly rate for Unit 22 will be reduced $100.00/month, for a monthly total of $1,210.00.*

Terms and conditions: Except to the extent inconsistent with the terms and conditions set forth above, all the conditions and covenant of that certain Lease Agreement dated August 21, 1998 as well as all exhibits, schedules, attachments, addendums of clarification shall be binding upon Lessor and Lessee. This agreement shall not constitute an agreement by the Lessor and shall not be binding upon Lessor unless and until the Agreement shall be executed by both parties.



AGREED TO this 16 day of February, 2001.

LESSEE:                                         LESSOR:

NATIONAL SCIENTIFIC CORPORATION           TARGUN PROPERTIES, INC.

      /s/ Michael Grollman                                  /s/ Michael Targun
------------------------------------------      -------------------------------

Its:        COO                                 Its:  President
    --------------------------------                --------------------------

* The following sentence was written in and initialed by the parties: If Unit 22 is not available by 4/1/00, then this lease amendment is void.